EXHIBIT 10.36

      DEBENTURE CONVERSION AND PURCHASE AND WARRANT CANCELLATION AGREEMENT
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         THIS  DEBENTURE   CONVERSION  AND  PURCHASE  AND  WARRANT  CANCELLATION
AGREEMENT ("Agreement") is made as of the 17th day of August, 2007 by and among INTRAOP MEDICAL CORPORATION, a Nevada corporation (the "Company"), the persons listed on Exhibit A attached hereto (each a "Holder" and collectively the "Holders") and the persons listed on Exhibit B attached hereto (each an "Investor" and collectively the "Investors").

                                    Recitals

         A. The Holders hold 7% convertible debentures in an aggregate principal amount of $6,400,000.

         B. The Holders desire to convert such debentures into an aggregate of 20,178,571 shares of the Company's Common Stock.

         C. The Investors wish to purchase from the Holders, and the Holders wish to sell to the Investors, an aggregate of 10,178,571 shares of the Company's Common Stock issued upon conversion of such debentures immediately following the First Closing (as defined below) for an aggregate purchase price of $1,280,000.

         D. In addition, the Company shall issue to the Holders warrants to purchase an aggregate of 21,656,663 shares of the Company's Common Stock in consideration for the cancellation of warrants to purchase the Company's Common Stock currently held by them.

         E. This Agreement shall be binding upon the Company, the Holders and the Investors only upon delivery of the signatures pages hereto by the Company, the Holders and the Investors.

                                    Agreement

                  In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings set forth below:

                  "Company Warrants" mean the warrants to purchase the Company's Common Stock listed on Exhibit C attached hereto.


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                  "First  Closing"  shall  have  the  meaning  set  forth in the
Purchase Agreement.

                  "Debentures" means the 7% convertible debentures dated August 31, 2005, October 25, 2005, October 31, 2005 and November 4, 2005 listed on Exhibit A attached hereto in the aggregate outstanding principal amount of $6,400,000.

                  "Debenture Warrants" means warrants to purchase an aggregate of 21,130,689 shares of the Company's Common Stock in substantially the form attached hereto as Exhibit D.

                  "Debenture Shares" means an aggregate of 20,178,571 shares of the Company's Common Stock issuable upon conversion of the Debentures.

                  "Debenture Warrant Shares" means the shares of the Company's Common Stock issuable upon exercise of the Debenture Warrants.

                  "Purchase Agreement" means the Common Stock and Warrant Purchase Agreement dated as of August 17, 2007 by and among the Company and the other persons set forth on the schedule of purchasers attached thereto.

                  "Second Closing" shall have the meaning set forth in the Purchase Agreement.

                  "Securities"  means  the  Debenture   Shares,  the   Debenture
Warrants and the Debenture Warrant Shares.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Securities Purchase Agreement" means the Securities Purchase Agreement dated as of August 31, 2005 by and among the Company and the Holders named therein and the Securities Purchase Agreement dated as of October 25, 2005 by and among the Company and the Holders named therein, as applicable.

         2. Conversion of Debentures; Purchase of Debenture Shares; Cancellation of Company Warrants and Issuance of Debenture Warrants.

                  2.1 Conversion of Debentures. Upon the terms and subject to the conditions set forth in this Agreement, immediately following the First Closing, each Holder hereby agrees to convert the Debenture held by such Holder in accordance with the terms thereof and the Company agrees to deliver to such Holder the number of Debenture Shares required to be delivered to such Holder pursuant to the terms of such Debenture and as specified in the Conversion Notice(s) delivered to the Company, which number, for convenience purposes, is also set forth across from such Holder's name on Exhibit A attached hereto. Upon such conversion, the portion of the Debentures so converted shall cease to represent indebtedness of the Company as stated therein, the sole right of the Holder thereof with respect thereto shall be to receive the Debenture Shares to which such Holder has become entitled pursuant to the terms thereof and the Holder shall have no other rights thereunder with respect thereto (including, without limitation, the right to receive accrued and unpaid interest thereunder with respect thereto). To the extent that a Holder is unable to convert all of its Debenture by virtue of application of the "blocker" provision set forth therein, such Holder shall convert the remaining portion of its Debenture on the first business day on which such conversion may be effected in full in compliance with the terms of such "blocker" provision. Upon such conversion, the portion of such Debenture so converted shall cease to represent indebtedness of the Company as stated therein, the sole right of such Holder thereof with respect thereto shall be to receive the Debenture Shares to which such Holder has become entitled pursuant to the terms thereof and such Holder shall have no other rights thereunder with respect thereto (including, without limitation, the right to receive accrued and unpaid interest thereunder with respect thereto). The Company agrees that the initial conversion of the Debenture held by Magnetar Capital Master Fund Ltd shall not occur until 83,737,299 shares of Common Stock of the Company are issued and outstanding.

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                  2.2  Purchase of  Debenture  Shares.  Simultaneously  with the conversion contemplated by Section 2.1 above, the Investors shall purchase, severally and not jointly, for an aggregate purchase price of $1,280,000 in the respective amounts set forth on Exhibit B attached hereto from the Holders ten million one hundred seventy eight thousand five hundred seventy one (10,178,571) Debenture Shares in the respective number of shares and amounts set forth on Exhibit A attached hereto. The closing for the sale and purchase of the Debenture Shares shall occur simultaneously with the conversion contemplated by
Section 2.1 above. At the closing, the Holders shall deliver certificates for the Debenture Shares, duly endorsed for transfer, in consideration for payment in immediately available funds by the Investors, and the Investors shall deliver such funds to the Holders against such delivery of the Debenture Shares.

                  2.3 Cancellation of Company Warrants and Issuance of Debenture Warrants. At the closing, each of the Holders shall deliver to the Company the Company Warrants held by such Holder in exchange for a Debenture Warrant to purchase that number of Debenture Warrant Shares equal to the number of shares of Common Stock issuable upon exercise of such Company Warrant multiplied by
2.261431. At the closing, the Company shall deliver such Debenture Warrants to such Holder against such Holder's delivery of the Company Warrants.

                  2.4 Exercise of Debenture Warrants. Subject to the terms of the Debenture Warrants, no later than ten (10) days after the Second Closing, each Holder of a Debenture Warrant shall exercise such warrant in full.

                  2.5 Release of Liabilities. Except with respect to the obligations set forth in this Agreement, upon the closing each Holder shall, for itself and its legal successors and assigns release and forever discharge the Company and its stockholders, partners, directors, officers, employees, agents, attorneys, legal successors and assigns of and from any and all claims, demands, damages, debts, liabilities, accounts, reckonings, obligations, costs, expenses, liens, actions and causes of action of every kind and nature whether now known or unknown, suspected or unsuspected which it either now has, owns or holds or at any time before ever owned or held or could, shall or may in the future have, own or hold against the Company or such stockholders, partners, directors, officers, employees, agents, attorneys, legal successors and assigns based upon or arising out of any matter, cause, fact, thing, act, or omission related to the Debentures occurring or existing at any time up to and including the effective date of this Agreement (collectively the "Released Matters"), provided that Released Matters expressly exclude all matters arising out of or related to gross negligence, willful misconduct, fraud or material violations of securities laws. It is the intention of each Holder in executing this Agreement and in receiving a Debenture Warrant that this Agreement shall be effective as a full and final accord and satisfaction and general release of and from all Released Matters. In furtherance of the intentions set forth in this Agreement, each Holder acknowledges that it is familiar with California Civil Code Section 1542 which provides as follows:

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                  GENERAL  RELEASE  DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR
                  DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

         Each Holder waives and relinquishes any rights or benefits which it has or may have under Section 1542 or any similar provision of the law of any other jurisdiction to the full extent that it may lawfully waive its rights and benefits pertaining to the Released Matters. Nothing contained in this Section
2.5 shall release the Company from any obligations under any portion of a Debenture that has not been converted in full by a Holder at the closing by virtue of application of the blocker provision contained therein, and the release contained here shall be effective with respect thereto on the date on which such Debenture is so converted in full as contemplated by Section 2.1 above.

         3. Waiver of Default under the Debentures. Each Holder hereby waives any Event of Default arising under Section 8(a)(viii) of such Holder's Debenture to the extent the transactions contemplated by the Purchase Agreement are deemed to be a "Change of Control Transaction" as defined in the applicable Securities Purchase Agreement. This waiver shall not be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement of the Debentures

         4. Waiver of Participation Right. Each of the Holders hereby waive the provisions of Section 4.13 (Participation in Future Financing) of the Securities Purchase Agreement dated as of August 31, 2005 and Section 4.14 (Participation in Future Financing) of the Securities Purchase Agreement dated as of October 25, 2005 (as applicable) with respect to the transactions contemplated by the Purchase Agreement. This waiver shall not be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement of the applicable Securities Purchase Agreement.

         5. Representations and Warranties of the Company. The Company hereby represents and warrants to the Holders and the Investors that:

                  5.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties.

                  5.2 Authorization. The Company has full corporate power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of this Agreement, (ii) the authorization of the performance of all obligations of the Company hereunder and (iii) the authorization, issuance, and delivery of the Securities, subject in the case of the Debenture Warrant Shares to stockholder approval and filing of an amendment to the Company's Amended and Restated Articles of Incorporation authorizing an increase in the number of shares of Common Stock issuable by the Company to 500,000,000 (as adjusted for stock splits, combinations or other similar transactions). This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally.

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                  5.3 Valid Issuance.  The Securities have been duly and validly authorized. The Debenture Shares, when issued pursuant to the terms of the Debentures, will be validly issued, fully paid and nonassessable, and will be free of encumbrances and restrictions (other than those created by the Holders), except for restrictions on transfer imposed by applicable securities laws. The Debenture Warrant Shares have been reserved for issuance, subject to stockholder approval and filing of an amendment to the Company's Amended and Restated Articles of Incorporation authorizing an increase in the number of shares of Common Stock issuable by the Company to 500,000,000 (as adjusted for stock splits, combinations or other similar transactions), and, upon issuance pursuant to the Debenture Warrants, will be duly and validly issued and fully paid and nonassessable.

                  5.4 Consents. The execution, delivery and performance by the Company of this Agreement and the offer, issuance and sale of the Securities requires no consent of, action by or in respect of, or filing with, any person, governmental body, agency, or official other than filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods.

                  5.5 Private Placement. Subject to the accuracy of each Holder's representations in Section 6 hereof, the offer, exchange and issuance of the Securities to the Holders as contemplated hereby is exempt from the registration requirements of the Securities Act.

                  5.6 Resale Registration. The resale of the Debenture Shares by the Holders is as of the date hereof, and shall be as of the closing, covered by an effective Registration Statement on Form SB-2 filed with the Securities and Exchange Commission.

         6. Representations and Warranties of the Holders and the Investors. Each of the Holders and the Investors hereby, severally and not jointly, represents and warrants to the Company (as applicable) that:

                  6.1 Organization and Existence. Such Holder is a validly existing corporation, limited partnership or limited liability company and has all requisite corporate, partnership or limited liability company power and authority to perform its obligations hereunder. Such Investor is a validly existing corporation, limited partnership or limited liability company and has all requisite corporate, partnership or limited liability company power and authority to perform its obligations hereunder and to invest in the Debenture Shares pursuant to this Agreement.

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                  6.2 Authorization.  The execution, delivery and performance by such Holder or Investor (as the case may be) of this Agreement have been duly authorized, and this Agreement constitutes the valid and legally binding obligations of such Holder or Investor (as the case may be), enforceable against such Holder or Investor (as the case may be) in accordance with its terms,
subject  to  bankruptcy,   insolvency,   fraudulent  transfer,   reorganization,
moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

                  6.3 Purchase Entirely for Own Account. The Debenture Warrants and the Debenture Warrant Shares to be received by such Holder hereunder will be acquired for such Holder's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and such Holder has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act.

                  6.4 Investment Experience. Such Holder or Investor (as the case may be) acknowledges that it can bear the economic risk and complete loss of its acquisition of the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the acquisition of the Securities contemplated hereby. Such Investor has conducted its own due diligence with respect to the Company and its purchase of the Debentures Shares, each to such Investor's satisfaction.

                  6.5 Disclosure of Information. Such Holder or Investor (as the case may be) has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the Securities.

                  6.6 Restricted Securities. Such Holder understands that the Debenture Warrants and the Debenture Warrant Shares (if at the time of issuance are not covered by an effective registration statement or are not then eligible for sale pursuant to Rule 144(k) under the Securities Act) are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

                  6.7 Legends. Such Holder understands that, except as provided below, certificates evidencing the Debenture Warrants and the Debenture Warrant Shares may bear the following or any similar legend:

                           6.7.1   "THE SECURITIES REPRESENTED HEREBY  HAVE  NOT
BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THE SECURITIES REPRESENTED HEREBY MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144(K), OR (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS."

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                           6.7.2  If  required by  the  authorities of any state
in connection with the issuance or sale of the Debenture Warrants or the Debenture Warrant Shares, the legend required by such state authority.

                  6.8 Accredited Investor. Such Holder or Investor is an "accredited investor" as defined in Rule 501(a) of Regulation D under the Securities Act.

                  6.9 No General Solicitation. Such Holder or Investor did not learn of the transaction contemplated hereby as a result of any public advertising or general solicitation by the Company.

         7. Representations and Warranties of the Holders. Each Holder represents and warrants to the Investors that, as of the closing, it will have good and valid title to the Debenture Shares to be purchased by the Investors at the closing, free and clear of all liens, encumbrances, equities or claims (other than restrictions on transfer imposed hereunder or under applicable securities laws).

         8. Miscellaneous.

                  8.1 Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of (i) the Company, (ii) the Holders holding a majority of the Securities held by all Holders and (iii) the Investors holding a majority of the Securities held by all Investors, as applicable. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  8.2 Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile or PDF, which shall be deemed an original.

                  8.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  8.4 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by facsimile or electronic mail, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three (3) days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one (1) Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten (10) days' advance written notice to the other party:

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                           If to the Company:

                                   Intraop Medical Corporation
                                   570 Del Rey Avenue
                                   Sunnyvale, CA  94085
                                   Attention: Chief Financial Officer
                                   Facsimile: (734) 503-6529

                           With a copy to:

                                   Hanson, Bridgett, Marcus, Vlahos & Rudy, LLC
                                   425 Market Street, 26th Floor
                                   San Francisco, CA  94105
                                   Attention:  David M. Pike
                                   Facsimile: (415) 541-9366

                           If  to  the  Holders  or to  the  Investors,  to  the
addresses on file with the Company.

                  8.5 Expenses. The parties hereto shall pay their own costs and expenses in connection herewith.

                  8.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (i) the Company, (ii) the Holders holding a majority of the Securities held by all Holders and (iii) the Investors holding a majority of the Securities held by all Investors. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such Securities and the Company.

                  8.7 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

                  8.8 Entire Agreement. This Agreement, including the exhibits, constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

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                  8.9 Further Assurances.  The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

                  8.10 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of California located in Santa Clara County and the United States District Court for the Northern District of California for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

                  8.11 Independent Nature of Each Holder's Obligations. The obligations of each Holder under this Agreement are several and not joint with the obligations of any other Holder or any other party hereto, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder or any other party hereto under this Agreement. Nothing contained herein, and no action taken by any Holder pursuant hereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or any matters, and the Company acknowledges that the Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations contained herein was solely in the control of the Company, not the action or decision of any Holder or any Investor, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Holder or any Investor. It is expressly understood and agreed that each provision contained in this Agreement (i) between the Company and a Holder is between the Company and a Holder, solely, and not between the Company and the Holders collectively and not between and among Holders and (ii) between an Investor and a Holder is between such Investor and a Holder, solely, and not between the Investors and the Holders collectively and not between and among Holders.

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                            (Signature page follows)

                  IN WITNESS WHEREOF, the parties have executed this Debenture Conversion and Purchase and Warrant Cancellation Agreement as of the date first above written.

The Company:                           INTRAOP MEDICAL CORPORATION



                                       By: /s/  Donald A. Goer
                                           -------------------------------------
                                           Name: Donald A. Goer
                                           Title: President and CEO

         IN WITNESS WHEREOF, the parties have executed this Debenture Conversion and Purchase and Warrant Cancellation Agreement.



Holders:   Name of Holder:                     Bushido Capital Master Fund L.P.

           Signature of Authorized Signer:     /s/ Ronald S. Dagar
                                               ---------------------------------

           Print Name of Authorized Signer:    Ronald S. Dagar
                                               ---------------------------------

           Print Title of Authorized Signer
           (if applicable):                    Director
                                               ---------------------------------



           Name of Holder:                     Gamma Opportunity Capital
                                               Partners LP Class A

           Signature of Authorized Signer:     /s/ Jonathan P. Knight
                                               ---------------------------------

           Print Name of Authorized Signer:    Jonathan P. Knight
                                               ---------------------------------

           Print Title of Authorized Signer
           (if applicable):                    As Agent
                                               ---------------------------------



           Name of Holder:                     Gamma Opportunity Capital
                                               Partners LP Class C

           Signature of Authorized Signer:     /s/ Jonathan P. Knight
                                               ---------------------------------

           Print Name of Authorized Signer:    Jonathan P. Knight
                                               ---------------------------------

           Print Title of Authorized Signer
           (if applicable):                    As Agent
                                               ---------------------------------



           Name of Holder:                     Crestview Capital Master, LLC

           Signature of Authorized Signer:     /s/ Robert Hoyt
                                               ---------------------------------

           Print Name of Authorized Signer:    Robert Hoyt
                                               ---------------------------------

           Print Title of Authorized Signer
           (if applicable):                    Manager
                                               ---------------------------------

           Name of Holder:                     Dolphin Offshore Partners, L.P.

           Signature of Authorized Signer:     /s/ Peter E. Salas
                                               ---------------------------------

           Print Name of Authorized Signer:    Peter Salas
                                               ---------------------------------

           Print Title of Authorized Signer
           (if applicable):                    General Partner
                                               ---------------------------------



           Name of Holder:                     Alpha Capital Anstaht

           Signature of Authorized Signer:     /s/ Konrad Ackerman
                                               ---------------------------------

           Print Name of Authorized Signer:    Konrad Ackerman
                                               ---------------------------------

           Print Title of Authorized Signer
           (if applicable):                    Director
                                               ---------------------------------



           Name of Holder:                     Samir Financial, L.L.C..

           Signature of Authorized Signer:     /s/ Mohammed H. Mirza
                                               ---------------------------------

           Print Name of Authorized Signer:    Mohammed H. Mirza
                                               ---------------------------------

           Print Title of Authorized Signer
           (if applicable):                    Manager
                                               ---------------------------------



           Name of Holder:                     Magnetar Capital Master Fund,
                                               Ltd.

           Signature of Authorized Signer:     /s/ Doug Litowitz
                                               ---------------------------------

           Print Name of Authorized Signer:    Doug Litowitz
                                               ---------------------------------

           Print Title of Authorized Signer
           (if applicable):                    Counsel
                                               ---------------------------------

         IN WITNESS WHEREOF, the parties have executed this Debenture Conversion and Purchase and Warrant Cancellation Agreement.

Investors:                             LACUNA VENTURE FUND LLLP

                                       By:   Lacuna Ventures GP LLLP
                                             Its General Partner


                                       By:   Lacuna, LLC
                                             Its General Partner


                                       By: /s/ JK Hullett
                                           -------------------------------------
                                              JK Hullett, Managing Director


                                       LACUNA HEDGE FUND LLLP

                                       By:   Lacuna Hedge GP LLLP
                                             Its General Partner


                                       By:   Lacuna, LLC
                                             Its General Partner


                                       By: /s/ JK Hullett
                                           -------------------------------------
                                              JK Hullett, Managing Director


                        [OTHER SIGNATURE PAGES TO FOLLOW]

                                       /s/ Robert W. Higgins
                                       -----------------------------------------
                                       Robert W. Higgins

                                       /s/ Oliver Janssen
                                       -----------------------------------------
                                       Oliver Janssen

                                       /s/ Victor Patrick Smith
                                       -----------------------------------------
                                       Victor Patrick Smith

                                       /s/ Andrew Jaffe
                                       -----------------------------------------
                                       Andrew Jaffe

                                       Dr. Clay and Mrs. Brenda  Cockerell,
                                       JTWROS

                                       By: /s/ Clay Cockerell
                                           -------------------------------------
                                              Clay Cockerell

                                       By: /s/ Brenda Cockerell
                                           -------------------------------------
                                              Brenda Cockerell

                                       /s/  Albert DeNittis
                                       -----------------------------------------
                                       Albert DeNittis

                                       PRECEPT CAPITAL MASTER FUND, G.P.


                                       By: /s/ D. Blair Baker
                                           -------------------------------------
                                       Name: D. Blair Baker
                                             -----------------------------------
                                       Its: Managing Member
                                            ------------------------------------

                                       ELLERPHUND VENTURES II, LP


                                       By: /s/ Ryan Ever
                                           -------------------------------------
                                       Name: Ryan Ever
                                             -----------------------------------
                                       Its: Managing Member
                                            ------------------------------------

                                       SANDOR CAPITAL MASTER FUND, L.P.


                                       By: /s/ John S. Lemak
                                           -------------------------------------
                                       Name: John S. Lemak
                                             -----------------------------------
                                       Its: Manager
                                            ------------------------------------

                                       VMG HOLDINGS II, LLC


                                       By: /s/ Gregory S. Koonsman
                                           -------------------------------------
                                       Name: Gregory S. Koonsman
                                             -----------------------------------
                                       Its: Principal
                                            ------------------------------------

                                       THE JOE AND BONNIE ANN BROWN
                                       2000 LIVING TRUST

                                       By: /s/ Jose Gervais
                                           -------------------------------------
                                           Jose Gervais, Trustee

                                       E.U. CAPITAL VENTURE, INC.

                                       By: /s/ Hans Morkner
                                           -------------------------------------
                                       Name: Hans Morkner
                                             -----------------------------------
                                       Its: Managing Director
                                            ------------------------------------

                                    EXHIBIT A
                                    ---------


                     Principal         Debenture                   Cash Received
                     ---------         ---------                   -------------
                     Amount of     Shares Received                  Upon Sale of
                     ---------     ---------------                  ------------
                    Outstanding          Upon          Debenture      Debenture
                    -----------          ----          ---------      ---------
Holder               Debenture        Conversion      Shares Sold      Shares
------               ---------        ----------      -----------      ------

Bushido Capital       850,000         3,035,714        1,707,589      $170,000
Master Fund L.P.

Gamma                 425,000         1,517,857          853,795        85,000
Opportunity
Capital
Partners LP
Class A

Gamma                 425,000         1,517,857          853,795        85,000
Opportunity
Capital
Partners LP
Class C

Samir                 500,000         1,250,000          468,750       100,000
Financial,
L.L.C.

Crestview           1,000,000         3,571,429        2,008,928       200,000
Capital Master,
LLC

Dolphin               750,000         2,678,571        1,506,696       150,000
Offshore
Partners, L.P.

Alpha Capital         450,000         1,607,143          904,018        90,000
Anstaht

Magnetar            2,000,000         4,376,722(1)     1,875,000       400,000
Capital Master
Fund, Ltd.
--------------------------------------------------------------------------------
Total:              6,400,000        19,555,293       10,178,571    $1,280,000

----------------------------------

(1) In order to give proper effect to the "blocker" provision of the Debenture and permit the greatest conversion possible in accordance with such "blocker" provision, the conversions contemplated shall occur as follows: $961,298.40 will be converted at closing in accordance with the terms of such Debenture as contemplated by Section 2.1 for 2,403,246 Debenture Shares. Immediately following the sale of the 1,875,000 Debenture Shares contemplated by this Agreement, $789,390.40 will be converted in accordance with the terms of such Debenture as contemplated by for 1,973,476 Debenture Shares. $249,311.20 of such Debenture will remain outstanding after the conversions contemplated by this footnote until such Debenture is converted in accordance with the terms thereof as contemplated by the last sentence of Section 2.1.

                                    EXHIBIT B
                                    ---------

                      Investors Purchasing Debenture Shares
                      -------------------------------------


                                             Number of Debenture
                                             -------------------
Name                                               Shares         Purchase Price
----                                               ------         --------------

Lacuna Venture Fund LLLP
c/o Lacuna LLC
1100 Spruce Street, Suite 202
Boulder, CO  80302                                3,047,477         $383,233.53

Lacuna Hedge Fund LLLP
c/o Lacuna LLC
1100 Spruce Street, Suite 202
Boulder, CO  80302                                2,407,506         $302,754.49

Ellerphund Ventures II, LP
c/o Ellerphund Capital LP
2616 Hibernia
Dallas, TX  75204                                 1,066,617          134,131.74

Sandor Capital Master Fund, L.P.
c/o Sandor Advisors LLC
2828 Routh Street, Suite 500
Dallas, TX  75201                                   761,869           95,808.38

Precept Capital Master Fund, G.P.
c/o Precept Capital Management
200 Crescent Center, Suite 1450
Dallas, TX  75201                                   761,869           95,808.38

VMG Holdings II, LLC
c/o VMG Health
Three Galleria Tower
13155 Noel Road, Suite 2400
Dallas, TX  75240                                   853,293          107,305.39

Oliver Janssen                                      304,748           38,323.35

The Joe and Bonnie Ann Brown 2000 Living Trust
c/o Jose Gervais
1616 Paseo Del Mar
Palos Verdes Estates, CA  90274                     228,561           28,742.51

Robert W Higgins                                    190,467           23,952.10

Victor Patrick Smith
40725 Encyclopedia Circle
Fremont, CA  94538                                  152,374           19,161.68

Andrew Jaffe
c/o Naples Center for Dermatology
1015 Crosspointe Drive
Naples, FL  34110-0930                              152,374           19,161.68

Dr. Clay and Mrs. Brenda Cockerell, JTWROS
4312 Arcady Avenue
Dallas, TX  75205                                    38,093            4,790.42

E.U. Capital Venture, Inc.
[ADDRESS]                                           198,086           24,910.18

Albert DeNittis
c/o Radiation Oncology Dept.
The Lankenau Hospital
100 Lancaster Avenue
Wynnewood, PA  19096                                 15,237            1,916.17





TOTAL:                                           10,178,571       $1,280,000.00

                                    EXHIBIT C
                                    ---------

                                Company Warrants
                                ----------------


                                                     8% January   7% Convertible
                                                     ----------   --------------
                                                      Debenture        Debenture
                                                      ---------        ---------
Investor                                               Warrants         Warrants
--------                                               --------         --------
Magnetar Capital Master Fund, Ltd.                            0        2,500,000
Crestview Capital Master LLC                            229,593        1,562,500
Bushido Capital Master Fund L.P.                        186,673        1,250,000
Dolphin Offshore Partners, L.P.                         137,754          937,500
Alpha Capital AG                                         91,836          625,000
Gamma Opportunity Capital Partners, Class A              91,836          625,000
Gamma Opportunity Capital Partners, Class C              91,836          625,000
Samir Financial, LLC                                          0          625,000
Totals                                                  829,528        8,750,000

                                    EXHIBIT D
                                    ---------

                            Form of Debenture Warrant
                            -------------------------